GLOBAL

HEALTHCARE REIT



January 2017

Strictly Confidential

Important Cautions Regarding Forward Looking Statements

This presentation may contain projections and other forward-looking statements. Any such statement reflects the company's current views with respect to future events and financial performance.

No assurances can be given, however, that these events will occur and actual results could differ materially from those presented. A discussion of important factors that could cause actual results to differ from those presented is included in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov.

GLOBAL
HEALTHCARE REIT

Company Overview

About Global Healthcare

- Global Healthcare REIT owns senior healthcare properties across the Southwest and South Atlantic
  - 10 senior healthcare facilities
  - Solid base of revenue-generating assets leased to proven facility operators in the senior care industry
  - 1,000+ beds


Goodwill

Projected Cash Flow by Property Q4 2017

Property Names	Actual Rent	Debt Service	Cash Flow
Middle Georgia	$720,000	$221,178	$498,822
Warrenton	612,000	149,295	462,705
Southern Hills SNF	451,000	209,041	241,959
Southern Hills ALF	300,000	321,193	(21,193)
Southern Hills ILF	708,000	321,193	386,807
Providence Sparta	450,000	153,852	296,148
Archway	488,200	380,070	108,130
Grand Prairie	660,000	302,767	357,223
Edwards Redeemer	561,816	191,412	370,404
Meadowview	386,000	208,000	178,000
Total	5,337,016	2,458,002	2,879,014

Note: Assumes HUD refinancing closed on Middle Georgia, Warrenton, Providence Sparta and Archway. Will seek to refinance Southern Hills which should lower debt service further. The Archway lease is subject to escalating base rent in addition to occupancy based rent with a carve out to sell 72 beds. The lease is expected to commence in February 2017 following $2.0mm in tenant improvements expended on the property. Grand Prairie is subject to escalating base rent in addition to occupancy base rent.

GLOBAL
HEALTHCARE REIT

Stabilized Net Operating Income

2017 Stabilized NOI [1]	$ 5,337,016
Expected Debt Service	2,458,002
Total Expected Property Cash Flow	2,879,014
Total Operating Costs [2]	555,000
Operating Cash Flow	$ 2,324,014
Adjusted Funds From Operations (AFFO)	$ 0.09
Stabilized AFFO Multiple[3]	5.45x

1) *Stabilized NOI includes current cash rent from properties in operation as well as properties with leases that go into effect at later dates (i.e. Archway, Grand Prairie, Tulsa)*
2) *Excludes $300,000 in stock based compensation*
3) *Based on stock price of $0.50 per share*

GLOBAL
HEALTHCARE REIT

Key Statistics (OTC: GBCS)

Stock Price *(as of 1/13/2017)*	***$0.50***
52 Week Low-High	*$0.26-$0.74*
Avg. Daily Vol. *(30 day)*	*6,623*
Shares Outstanding	*24.9M*
Public Float (est.)	76%
Insider Holdings	~23%
Institutional Holdings	~21%

Market Cap	***$12.4M***
FFO (last 12 months) [1]	*$0.4M*
Reverse Merger	*Sept. 2013*
Employees *(@9/30/2016)*	*4*

Data source: S&P Capital IQ
(ttm) – trailing twelve months as of September 30, 2016
(mrq) – most recent quarter as of September 30, 2016
1) See "Use of Non-GAAP Financial Information," in appendix for the definition of Funds from Operations (FFO), a non-GAAP financial metric.

Revenue *(ttm)*	**$2.5M**
Diluted EPS *(ttm)*	*$(0.11)*[1]
Cash *(mrq)*	*$1.4M*
Total Assets *(mrq)*	*$38.3M*
Total Debt *(mrq)*	*$32.1M*
Total Liabilities *(mrq)*	*$33.0M*



GBCS Daily
1/11/17
0.75
0.70
0.65
0.60
0.55
0.50
0.45
0.40
0.35
0.30
0.25
Volume
©BigCharts.com
150
100
50
0
Thousands
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 17

GLOBAL HEALTHCARE REIT

Total Enterprise Value (at Market Value)[1]

Total Debt	**$ 32,148,000**
Preferred stock	776,000
Market value of equity	12,450,000
Total Enterprise Value	$45,374,000



Total Enterprise Value
(at Market Value)
Total Debt
Preferred Stock
Market value of equity
27%
71%
2%

GLOBAL
HEALTHCARE REIT

1) as of September 30, 2016

Typical Lease Structure

- Lease structures favorable to Global Healthcare
  - "Triple net basis" terms; lessee is typically obligated for all liabilities of the property including:
    - Insurance
    - Taxes
    - Facility Maintenance
- Annual Escalation clauses between 2 and 3%
- Strategic combination of short- and long-term leases:
  - Short- term leases allow the opportunity to increase rent as the tenant-operator improves facility performance
  - For more stable situations, longer term leases reduces risk and provide more predicable cash flow
- High demand for product
- Creative financing opportunities
- Fixed, low corporate overhead

Industry Dynamics

Trillion Dollar Market Opportunity

- $1 trillion U.S. Healthcare Real Estate Market[1]
- Target segment of Senior Housing and Skilled Nursing comprises **25% or $250 billion** of the total Healthcare REIT market
- Strong growth in target market segment
- REITs that specialize in health care properties produced 14.10% in total returns annually (including dividends) over the past five years, making them the second-best performing real estate sector after apartments[2]

U.S. Senior Housing Market Growth: 2005 - 2019E[3]



Revenue ($ billion)
90
80
70
60
50
40
30
20
10
0
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Growth Rate (%)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

U.S. Nursing Care Market Growth: 2005 - 2019E[3]



Revenue ($ billion)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
Growth Rate (%)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Healthcare Real Estate Market Asset Breakdown



Skilled Nursing 10%
Life Science/ Biotech 5%
Senior Housing (ALF, ILF, Memory Care) 15%
Outpatient/MOB 39%
Hospitals/LTACHs 31%

1) *Stifel Nicolaus, Industry Analysis: Healthcare Real Estate, 2014*
2) *Barron's article titled, "Health-Care REITs Rock"*
3) *Brown Gibbons Lang & Company, senior housing report, April 2014*

GLOBAL HEALTHCARE REIT

Aging Population a Strong Market Driver

Why Senior Healthcare Facilities?

- Demographic *"tidal wave"* heading toward to senior care industry
- Seniors are the fastest growing population in the world[1]
- Affordable Care Act introducing seniors into the market who can now better afford care



Seniors Housing Supply-Demand
Primary Markets
Inventory Growth
Absorption
Occupancy
6k
5k
4k
3k
2k
1k
0k
-1k
-2k
92%
91%
90%
89%
88%
87%
86%
85%
84%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Source: NIC MAP® Data Service



U.S. Population Growth of Age 65 & 85²
85+
65+
6
40
7
55
9
72
14
81
19
89
85+ Age Group Growing at 3x General Population
2010
2020
2030
2040
2050

1) *Aging Population: Seniors are Fastest Growing Population Worldwide*
2) Administration on Aging

GLOBAL
HEALTHCARE REIT

Competitive Landscape: Highly Fragmented Industry

Industry Highly Fragmented and Dominated by Small, Private Facilities


Independent Living Companies
20%
25%
75%
Assisted Living Companies
29%
37%
63%
Nursing Facility Companies
15%
22%
78%
Top 10
Top 25
Remaining Market

Source: IBISWorld, Provider Magazine and Barclays Research, as published in Brown Gibbons Lang & Company, senior housing report, April 2014

GLOBAL
HEALTHCARE REIT

REIT Consolidation Poised to Continue

- In a recent trend, many REITs are pursuing a strategy of simplifying their business models by spinning off units into separate entities and then making acquisitions accretive to earnings
  - **Example:** Ventas, one of the largest owners of health-care properties, finalized spinning off 355 SNFs and outpatient facilities into a new REIT on Aug 2015 with a market value of $2.5 billion+
- As private insurers push patients to use SNFs as an alternative to costly, prolonged hospital stays, demand for SNFs continues to rise. To capitalize, larger companies are looking to consolidate the fragmented industry
  - **Example:** Omega Healthcare Investors bought competitor Aviv REIT for $1.65 billion in Apr 2015, creating the largest REIT focused on skilled nursing properties


Closed Seniors Housing & Care Dollar Volume:
$1.64Bn for 2Q16
Seniors Housing & Care Transactions Volume[1]
U.S. | 1Q08 – 2Q16
Nursing Care
Seniors Housing
NIC MAP

Source: The National Investment Center for Seniors Housing & Care

GLOBAL HEALTHCARE REIT

Company Opportunities

Summary of Stabilized Property Portfolio

ALF = Assisted Living Facility SNF = Skilled Nursing Facility ILF= Independent Living Facility

Property Name	Property Count	Facility Type	Beds/Units	Gross Annual Rent 2017 (4)	Straight-line Rent	Location
Middle Georgia	1	SNF	100 beds	$720,000	$806,640	Eastman, GA
Warrenton	1	SNF	110 beds	$612,000	$668,688	Warrenton, GA
Southern Hills (1)	3	SNF	106 beds	$451,000	$486,000	Tulsa, OK
		ILF	86 units	$708,000	$732,000	
		ALF/SNF	32 beds	$300,000	$366,000	
Archway (2)	1	SNF	172 beds	$488,200	$620,700	Macon, GA
Edwards Redeemer	1	SNF	106 beds	$561,816	$645,660	Oklahoma City, OK
Grand Prairie(3)	1	SNF	141 beds	$660,000	Subject to occupancy	Lonoke, AK
Sparta	1	SNF	71 beds	$450,000	$510,228	Sparta, GA
Meadowview	1	SNF	90 beds	$386,000	$410,340	Seville, OH
Total	**10**	**10**	**1,014**	**$5.337 Million**	**$5.906 Million**	

(1) Based on LOI signed in August 2016. The SNF is currently operating while the other facilities will open upon completion of the planned repairs and necessary regulatory approvals.

(2) Subject to escalating base rent in addition to occupancy based rent with a carve out to sell 72 beds. Lease is expected to commence in February 2017 following $2.0mm in tenant improvements expended on the property.

(3) Based on lease signed in August 2016. Subject to escalating base rent in addition to occupancy based rent .

(4) Gross Annual Rent includes current cash rent from properties in operation as well as properties with leases that go into effect at later dates

GLOBAL HEALTHCARE REIT

New Long-term Leases to Increase Rental Revenue

- Global signed **three long-term operating leases** for its Greene Pointe, Providence and Warrenton facilities in Georgia, **replacing existing leases** which expired on June 30, 2016.
- The new leases began on July 1, 2016, with initial term of 10 years and a renewal option for an additional 10 years.
- In the aggregate, the lease payments will total **$1.6 million annually**, an annual increase of $646,000 from prior base rent levels, and will be subject to standard annual escalators.
- After evaluating the best use of each property, Global terminated the lease at Greene Pointe and sold the facility for $3.8 million as an inducement for the buyer to simultaneously execute a lease at the Archway property and expend $2.0 million in improvements.



Three Long-term Leases to Increase Annual Rental Revenue
($ in Millions)
$0.9M
Up $646K
$1.6M
Short-term Leases
Long-term Leases

GLOBAL HEALTHCARE REIT

Archway and Tulsa Campus Present Upside Opportunities to Boost Cash Flow

- Archway reopened in December 2016 with lease commencement expected in February 2017. Subject to escalating base rent in addition to occupancy based rent with a carve out to sell 72 beds.
- Operator has a right of first refusal to transfer and operate the 72 beds. If exercised, Global would receive the same base rent as Archway with higher occupancy based rent.
- Initial performance at the Tulsa SNF is encouraging following completing the renovation of 2 wings.
- If this performance is sustained, the capital needed to fund the remaining improvements will be reduced.
- In addition, we will evaluate increasing the rents before transferring operations to the new operator.



GLOBAL
HEALTHCARE REIT

Traditional & HUD Refinancing Opportunities to Lower Interest Rates on Facilities

- Currently HUD refinancing Warrenton & Sparta facilities at a long term rate that is expected to be under 4%. Middle Georgia is expected to complete in 2017 as well.
- Company expects HUD refinancing to further improve its funds from operations (FFO) by generating additional interest savings
- Evaluating traditional and HUD refinancing opportunities for other facilities in portfolio



GLOBAL
HEALTHCARE REIT

Asset Acquisition Campaign

- Building a solid base of revenue-generating assets through measured investments in high-quality healthcare facilities leased by experienced operators
- As the company continues its acquisition campaign for healthcare real estate, it anticipates revenue & cash flow to increase while holding G&A costs relatively flat, exclusive of fixed costs, at ~$213,750 per quarter[1,2]
- Acquisition pipeline continues to grow through strategic and industry contacts
- Targeting 1-2 acquisitions per year with a focus on the SE


ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
WV
VA
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
DC
MD

● Global Healthcare REIT Property Locations

1) Expectation issued and only effective as of Dec 31, 2016.
2) Excludes costs related to the Tulsa independent living facility until the renovation is complete and an operator is in place.

GLOBAL
HEALTHCARE REIT

Key Takeaways

- Strong industry tailwinds for senior housing properties
- Simple, straight-forward business model
- Replacing several existing short-term leases with long-term leases to increase annual rental revenue
- Traditional & HUD refinancing opportunites to further improve FFO
- Archway and the Tulsa Campus present opportunities to boost the existing revenue base
- Board & Management on same side of investors— compensated only in stock & future dividends

Appendix

Note Regarding Non-GAAP Financial Measures

- Beginning with the reporting of results for the first quarter of 2015, the company began to report the measures of funds from operations (FFO) and FFO per share.
- Funds from Operations (FFO), as defined by the National Association of Real Estate Investment Trusts (NAREIT), and FFO per share are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.
- FFO is defined by NAREIT as net income computed in accordance with GAAP, excluding gains or losses from real estate dispositions, real estate depreciation and amortization and impairment charges, and adjustments for unconsolidated partnerships and joint ventures. The Company computes FFO in accordance with NAREIT's definition.